UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2023

Battery Future Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41158	98-1618517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Brickell Ave., #500-97545

Miami, FL 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +61 545-788

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BFAC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	BFAC	New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BFAC.WS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

As approved by its shareholders at an extraordinary general meeting of shareholders held on June 12, 2023 (the “Meeting”), on June 12, 2023, Battery Future Acquisition Corp. (the “Company” or “BFAC”) entered into an amendment (the “Trust Amendment”) to the investment management trust agreement, dated as of December 14, 2021, with Continental Stock Transfer & Trust Company (the “Trust Agreement”). Pursuant to the Trust Amendment, (a) the Company has the right to extend the date by which it has to complete a business combination (the “Combination Period”) up to twelve (12) times for an additional one (1) month each time from June 17, 2023 to June 17, 2024 by depositing into the Company’s trust account (the “Trust Account”), for each one-month extension, the lesser of $0.03 per outstanding share and $250,000, until the earlier of (i) the completion of a business combination and (ii) the announcement of the Company’s intention to wind up its operations and liquidate and (b) the Company shall hold the trust assets solely in cash in an interest-bearing demand deposit account at a bank from and after the effectiveness of the Trust Amendment

The foregoing description of the Trust Amendment is a summary only and is qualified in its entirety by reference to the full text of the Trust Amendment which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its shareholders at the Meeting on June 12, 2023, the Company adopted its Second Amended and Restated Memorandum and Articles of Association on June 12, 2023 (the “Charter Amendment”), giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) up to twelve (12) times for an additional one (1) month each time, from June 17, 2023 to June 17, 2024, by depositing into the Trust Account the lesser of (i) $0.03 per outstanding share and (ii) $250,000 (the “Extension Payment”), until the earlier of (a) the completion of a business combination and (b) the announcement of the Company’s intention to wind up its operations and liquidate.

The foregoing description of the Charter Amendment is a summary only and is qualified in its entirety by reference to the full text of the Charter Amendment, which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 12, 2023, the Company held the Meeting. At the Meeting, the Company’s shareholders approved the following proposals: (1) a proposal to approve by special resolution an amendment of BFAC’s Amended and Restated Memorandum and Articles of Association to give the Company the right to extend the Combination Period up to twelve (12) times for an additional one (1) month each time, from June 17, 2023 to June 17, 2024, by depositing into the Trust Account the Extension Payment, until the earlier of (a) the completion of a business combination and (b) the announcement of the Company’s intention to wind up its operations and liquidate (the “Charter Amendment Proposal”), and (2) a proposal to approve an amendment to the Trust Agreement to (a) provide the Company the right to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from June 17, 2023 to June 17, 2024 by depositing into the Trust Account, for each one-month extension, the Extension Payment and (b) provide that the company shall hold the trust assets solely in cash in an interest-bearing demand deposit account at a bank from and after the effectiveness of the Charter Amendment and the Trust Amendment (the “Trust Amendment Proposal”).

The Charter Amendment Proposal and the Trust Amendment Proposal presented at the Meeting were approved by the Company’s shareholders. The final voting results for each Proposal are set forth below.

Charter Amendment Proposal

The Charter Amendment Proposal was approved by special resolution of the Company’s shareholders, and received the following votes:

BFAC Ordinary Shares Votes For	BFAC Ordinary Shares Votes Against	BFAC Ordinary Shares Abstentions
31,699,310	86,228	0

Trust Amendment Proposal

The Trust Amendment Proposal was approved by ordinary resolution of the Company’s shareholders, and received the following votes:

BFAC Ordinary Shares Votes For	BFAC Ordinary Shares Votes Against	BFAC Ordinary Shares Abstentions
31,699,310	86,228	0

Item 8.01.	Other Events.

In connection with the shareholders’ vote at the Meeting, 23,063,075 Class A ordinary shares of the Company exercised their right to redeem such shares (the “Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $242.4 million (approximately $10.51 per share) will be removed from the Trust Account to pay such holders and approximately $119.6 million will remain in the Trust Account. Following the aforementioned redemptions, BFAC will have 20,061,925 ordinary shares outstanding, which includes 11,436,925 Class A ordinary shares and 8,625,000 Class B ordinary shares.

On June 12, 2023, the Company issued a press release (the “Press Release”), a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that, on June 12, 2023, its sponsor, Battery Future Sponsor LLC (the “Sponsor”), requested that the Company extend the date by which BFAC has to consummate a business combination from June 17, 2023 to August 17, 2023 (the “Extension”). The Extension is the first two of up to twelve one-month extensions permitted under BFAC’s Second Amended and Restated Memorandum and Articles of Association. In connection with such Extension, the Sponsor has notified BFAC that it intends to cause an aggregate of $500,000 (the “Extension Payment”) to be deposited into the Trust Account on or before June 17, 2023.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Articles of Association, dated June 12, 2023.

10.1	Amendment to the Investment Management Trust Agreement, dated June 12, 2023, by and between Battery Future Acquisition Corp. and Continental Stock Transfer & Trust Company.

99.1	Press Release, dated as of June 12, 2023.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Battery Future Acquisition Corp.

	By:	/s/ Kristopher Salinger
	Name:	Kristopher Salinger
	Title:	Chief Financial Officer
Date: June 12, 2023